UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 26, 2005
ADVENTRX Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-32157 (Commission File Number)	84-1318182 (IRS Employer Identification No.)
6725 Mesa Ridge Road, Suite 100
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 552-0866
(Company’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On August 1, 2005, the Company announced the closing of its recently announced private placement of unregistered securities; and on July 26, 2005 the Company announced certain data on Thiovir, a preclinical compound in development.
          The press releases issued by the Company on August 1, 2005 and July 26, 2005 with respect to these matters are included with this report as exhibits.
Item 9.01. Financial Statements and Exhibits.
     (c) The exhibit list required by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

By:	/s/ Carrie E. Carlander

	Name:	Carrie E. Carlander
	Title:	Chief Financial Officer, Vice
President, Finance, and Treasurer

August 2, 2005

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release of the Company dated August 1, 2005.

99.2	Press Release of the Company dated July 26, 2005.